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                                  EXHIBIT (15)

                               POWERS OF ATTORNEY

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Marc Abrahms, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                            /s/ Marc Abrahms
                                            ------------------------
                                            Marc Abrahms
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/1/2003
----------------------
Date


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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that William Brown, Jr., whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ William Brown, Jr.
                                            ---------------------------
                                            William Brown, Jr.
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/3/2003
------------------------
Date



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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that James T. Byrne, Jr., whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ James T. Byrne, Jr.
                                            ---------------------------
                                            James T. Byrne, Jr.
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/5/2003
------------------------
Date



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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that William L. Busler, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ William L. Busler
                                            ---------------------------
                                            William L. Busler
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/14/2003
------------------------
Date


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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Robert F. Colby, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ Robert F. Colby
                                            ---------------------------
                                            Robert F. Colby
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/1/2003
------------------------
Date


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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Steven E. Frushtick, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ Steven E. Frushtick
                                            ---------------------------
                                            Steven E. Frushtick
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/1/2003
------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Peter Kunkel, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ Peter Kunkel
                                            ---------------------------
                                            Peter Kunkel
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/1/2003
------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Mark W. Mullin, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ Mark W. Mullin
                                            ---------------------------
                                            Mark W. Mullin
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/1/2003
------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Peter P. Post, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ Peter P. Post
                                            ---------------------------
                                            Peter P. Post
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/4/2003
------------------------
Date



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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Colette F. Vargas, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ Colette F. Vargas
                                            ---------------------------
                                            Colette F. Vargas
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/1/2003
------------------------
Date



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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Cor H. Verhagen, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ Cor H. Verhagen
                                            ---------------------------
                                            Cor H. Verhagen
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/17/2003
------------------------
Date



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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that E. Kirby Warren, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ E. Kirby Warren
                                            ---------------------------
                                            E. Kirby Warren
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/6/2003
------------------------
Date



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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Robert S. Rubinstein, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ Robert S. Rubinstein
                                            ---------------------------
                                            Robert S. Rubinstein
                                            Director
                                            Transamerica Life Insurance
                                            Company of New York

         2/1/2003
------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Brenda K. Clancy, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ Brenda K. Clancy
                                            ---------------------------
                                            Brenda K. Clancy
                                            Treasurer
                                            Transamerica Life Insurance
                                            Company of New York

         1/31/2003
------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Frank A. Camp, whose signature appears below, constitutes and appoints Craig D. Vermie, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

                                            /s/ Frank A. Camp
                                            ---------------------------
                                            Frank A. Camp
                                            Vice President
                                            Transamerica Life Insurance
                                            Company of New York

         2/1/2003
------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                            SEPARATE ACCOUNT VA-2LNY

Know all men by these presents that Craig D. Vermie, whose signature appears below, constitutes and appoints Frank A.Camp, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2LNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

                                            /s/ Craig D. Vermie
                                            ---------------------------
                                            Craig D. Vermie
                                            Vice President
                                            Transamerica Life Insurance
                                            Company of New York

         2/1/2003
------------------------
Date